UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 7, 2011

Skyworks Solutions, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-5560	04-2302115
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20 Sylvan Road, Woburn, MA		01801
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (781) 376-3000

Not applicable.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

A preliminary hearing was held before Chancellor Leo Strine of the Delaware Court of Chancery on October 7, 2011 on the petitions for arbitration filed on September 26, 2011 by Skyworks Solutions, Inc., a Delaware corporation (“Skyworks”), against Advanced Analogic Technologies Incorporated (“AATI”) and the petition for arbitration filed on September 23, 2011 by AATI against Skyworks in the Delaware Court of Chancery in connection with the parties’ May 26, 2011 Merger Agreement. At the preliminary hearing, Chancellor Strine ordered the two petitions consolidated for all purposes of the arbitration proceedings, and ordered that the arbitration hearing take place on November 28, 29 and 30 and, if additional time is needed, one or more days during the week of December 5.

As previously reported, Skyworks’ petition against AATI asserts claims against AATI for breach of the Merger Agreement and claims based on misrepresentations by AATI to Skyworks dating from before the signing of the Merger Agreement to the present, and seeks an order declaring that Skyworks is relieved of its obligations under the Merger Agreement and that Skyworks is entitled to terminate the Merger Agreement, and, in the alternative, awarding damages in an amount to be proven at final hearing.

Pending the determination of Skyworks’ claims and the resolution of the arbitration proceedings, investors should not rely on the Registration Statement on Form S-4 filed in connection with the Merger Agreement (Registration No. 333-174953, as amended through Amendment No. 2 filed on September 9, 2011) for current information regarding the parties and the proposed transaction, but should look instead to other filings (including Current Reports on Form 8-K) for more current information.

AATI’s petition against Skyworks seeks a declaratory judgment that AATI has not breached the Merger Agreement, that no “material adverse effect” has occurred with respect to AATI, and that Skyworks has breached its obligations under the merger agreement, and seeks specific performance of the Merger Agreement and to order Skyworks to close the transaction.

Under Delaware law and applicable stipulations and orders in the pending arbitration proceedings, the arbitration proceedings are confidential, subject to the parties’ disclosure obligations under federal securities law and other applicable laws. Subject to such obligations, Skyworks does not intend to comment or provide information regarding the arbitration until an order on the merits or other material order is issued in the arbitration or the arbitration process is otherwise concluded.

Safe Harbor Statement

This document includes “forward-looking statements” intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, information relating to future events, occurrences, results and expectations of Skyworks (including but not limited to projections and business trends). Forward-looking statements can often be identified by words such as “anticipates,” “expects,” “forecasts,” “intends,” “believes,” “plans,” “may,” “will,” or “continue,” and similar expressions and variations or negatives of these words. All such statements are subject to certain risks, uncertainties and other important factors that could cause actual results to differ materially and adversely from those projected, and may affect our future operating results, financial position and cash flows.

These risks, uncertainties and other important factors include, but are not limited to: developments occurring in, relating to or arising out of the arbitration commenced by Skyworks against AATI on September 26, 2011 and the arbitration commenced by AATI against Skyworks on September 23, 2011 (including orders and rulings therein); whether the conditions to Skyworks’ obligation to complete the Merger are and can be satisfied; and other risks and uncertainties, including but not limited to those detailed from time to time in our filings with the Securities and Exchange Commission.

These forward-looking statements are made only as of the date hereof, and we undertake no obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise.

Additional Information about the Transaction and Where to Find It

Skyworks has filed with the Securities and Exchange Commission (“SEC”) a Registration Statement on Form S-4 and two amendments thereto (including Amendment No. 2 filed on September 9, 2011) in connection with the Merger Agreement and the pending proposed Merger, and Skyworks and AATI have each separately filed a number of Current Reports on Form 8-K relating to the pending proposed transaction, including Current Reports on Form 8-K and materials filed pursuant to SEC Rule 425 filed after the date of Amendment No. 2 to the Registration Statement on Form S-4. In light of the pending arbitrations and the claims reported in those Current Reports, investors should not rely on the amended Registration Statement for complete current information, but should instead look to the Current Reports on Form 8-K and other filings (including filings pursuant to SEC Rule 425) for information about Skyworks, AATI, the Merger Agreement and the pending proposed Merger, and related matters. INVESTORS ARE CAUTIONED THAT THE REGISTRATION STATEMENT HAS NOT BEEN UPDATED SINCE THE FILING OF AMENDMENT NO. 2 ON SEPTEMBER 9, 2011. IMPORTANT DEVELOPMENTS HAVE OCCURRED SINCE THAT DATE THAT AFFECT THE MATTERS DESCRIBED IN THE REGISTRATION STATEMENT. THE REGISTRATION STATEMENT SHOULD THEREFORE NOT BE READ IN ISOLATION, WITHOUT ALSO READING SUBSEQUENTLY FILED CURRENT REPORTS ON FORM 8-K AND MATERIALS FILED UNDER RULE 425.

Investors and security holders are able to obtain free copies of the documents filed with the SEC by Skyworks and AATI through the website maintained by the SEC at http://www.sec.gov.

In addition, investors and security holders are able to obtain free copies of the documents filed by Skyworks with the SEC from Skyworks by contacting Skyworks’ Investor Relations at (949) 231-4700, or by accessing Skyworks’ investor relations website at http://www.skyworksinc.com.

Participants in the Solicitation

If a proxy statement is mailed to AATI stockholders and a meeting of AATI stockholders is held to consider and vote on the proposed Merger, Skyworks and its directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the transactions contemplated by the Merger Agreement. Information about the directors and executive officers of Skyworks is set forth in Skyworks’ most recent Form 10-K/A, which was filed with the SEC on May 2, 2011, as well as Skyworks’ proxy statement dated, and filed with the SEC on, April 7, 2011. Investors may obtain additional information regarding the interests of Skyworks and its directors and officers in the proposed transaction by reading the amended Registration Statement, Current Reports on Form 8-K, and materials filed pursuant to SEC Rule 425.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SKYWORKS SOLUTIONS, INC.

Date: October 10, 2011	/s/ Donald W. Palette
Donald W. Palette Vice President and Chief Financial Officer